UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2006
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48033
(Address of principal executive offices)		(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release, issued November 20, 2006
Selected Portions of Preliminary Offering Memorandum of Lear Corporation

Item 7.01 Regulation FD Disclosure
     Lear Corporation (“Lear”) announced today that it is offering (i) $300 million aggregate principal amount of senior unsecured notes due 2013 and (ii) $400 million aggregate principal amount of senior unsecured notes due 2016. The new notes are being offered pursuant to Rule 144A of the Securities Act of 1933, as amended.
     On November 20, 2006, Lear issued a press release announcing the private offering described above. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Lear is furnishing the sections captioned “Offering Memorandum Summary” and “Risk Factors – Risks Related to Our Business” set forth in the preliminary offering memorandum for the offering of the notes so that these sections will be disclosed pursuant to Regulation FD. A copy of these sections is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     The information contained in this Item 7.01 and in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
   (d) Exhibits
99.1	Press Release of Lear Corporation issued November 20, 2006

99.2	Selected Portions of Preliminary Offering Memorandum of Lear Corporation

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SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: November 20, 2006	By:	/s/ Daniel A. Ninivaggi
		Name:	Daniel A. Ninivaggi
		Title:	Executive Vice President, Secretary and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Lear Corporation issued November 20, 2006

99.2	Selected Portions of Preliminary Offering Memorandum of Lear Corporation